Business Combination, Significant Transaction and Sale of Business - Schedule of Fair Values of the Identifiable Assets and Liabilities pf Mishmarot (Details) - Aggregated individually immaterial business combinations [member]
$ in Thousands
Jul. 15, 2025 USD ($)
Schedule of Fair Values of the Identifiable Assets and Liabilities pf Mishmarot [Line Items]
Net Assets excluding cash acquired	$ 543
Intangible assets	4,930
Deferred taxes	(1,110)
Dividend payable to sellers	(1,300)
Non-controlling interests	(1,177)
Goodwill	3,801
Liabilities in respect of business combinations	(639)
Total assets acquired net of acquired cash	$ 5,048